SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2002

CHEC FUNDING, LLC
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-93255 (Commission File Number)	75-2851805 (IRS Employer Identification No.)

2728 North Harwood Street, Dallas, Texas 75201
(Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code: (214) 981-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

CHEC Funding, LLC, as depositor (the "Depositor") registered issuance of Asset-Backed Certificates and Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-93255) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Centex Home Equity Loan Trust 2002-B to issue $423,000,000 principal amount of Home Equity Loan Asset-Backed Certificates, Series 2002-B (the "Certificates"), on March 22, 2002 (the "Closing Date").

The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2002, among the Depositor, Centex Home Equity Company, LLC, as a seller and servicer, Harwood Street Funding II, LLC as a seller and JPMorgan Chase Bank, as trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7. Financial statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits Exhibit No. 4.1	Pooling and Servicing Agreement

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEC FUNDING, LLC By: /s/ Jeffrey B. Upperman Name: Jeffrey B. Upperman Title: Vice President

Date: April 4, 2002

EXHIBIT INDEX

Exhibit Number 4.1	Description Pooling and Servicing Agreement